UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2012

CINCINNATI BELL INC.
(Exact name of registrant as specified in its charter)

Commission File No. 1-8519

Ohio	31-1056105
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

221 East Fourth Street, Cincinnati, Ohio	45202
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (513) 397-9900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01     Other Items.

On February 9, 2012, Cincinnati Bell Inc. issued a press release announcing that its board of directors has authorized management to pursue the evaluation of structural, capital and financial alternatives for its growing Data Center business. A copy of the press release is furnished herewith as Exhibit 99.1.

Section 9 - Financial Statements and Exhibits

Item 9.01     Financial Statements and Exhibits.

(d)	Exhibits

	99.1	Press release dated February 9, 2012 announcing the evaluation of alternatives related to the Data Center business.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINCINNATI BELL INC.

Date:	February 9, 2012	/s/ Christopher J. Wilson
Christopher J. Wilson
Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press release dated February 9, 2012 announcing the evaluation of alternatives related to the Data Center business.